UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2015

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 4, 2015, Ventas, Inc. (the “Company”) completed its acquisition of Ardent Medical Services, Inc. (“AHS”).  Concurrent with the closing of the transaction, the Company separated AHS’s hospital operations from its owned real estate and sold the hospital operations to a newly formed and capitalized operating company (“Ardent”).  The acquisition was originally reported on a Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on August 10, 2015 (the “Original Filing”). This amendment to the Original Filing is being filed to provide the historical financial statements of AHS Medical Holdings (as defined below) and any additional information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Original Filing.

Item 9.01.                                        Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

The audited consolidated financial statements of AHS Medical Holdings LLC, the 100% parent company of AHS (“AHS Medical Holdings”), for the years ended December 31, 2014 and 2013 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.  The unaudited condensed consolidated financial statements of AHS Medical Holdings for the six month periods ended June 30, 2015 and 2014 are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Company, giving effect to the acquisition of AHS and the concurrent sale of Ardent, and the related notes thereto, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(c)          Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited consolidated financial statements of AHS Medical Holdings LLC for the years ended December 31, 2014 and 2013.

99.2	Unaudited condensed consolidated financial statements of AHS Medical Holdings LLC for the six month periods ended June 30, 2015 and 2014.

99.3	Unaudited pro forma condensed consolidated financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: September 1, 2015	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited consolidated financial statements of AHS Medical Holdings LLC for the years ended December 31, 2014 and 2013.

99.2	Unaudited condensed consolidated financial statements of AHS Medical Holdings LLC for the six month periods ended June 30, 2015 and 2014.

99.3	Unaudited pro forma condensed consolidated financial information.